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EXHIBIT 5


TRANSACTIONS IN UNITS OF BENEFICIAL INTEREST OF THE TRUST SINCE THE FILING OF THE SCHEDULE 13D/A ON SEPTEMBER 5, 2003.

         The Reporting Persons engaged in the following transactions in Units of the Trust since the filing of the Schedule 13D/A on September 5, 2003.

                                      QUANTITY      PURCHASE                           TYPE OF
DATE OF TRANSACTION     PURCHASER     PURCHASED       PRICE       PRICE PER UNIT     TRANSACTION
-------------------     ---------     ---------     ---------     --------------     -----------
                                                                                     Open Market
      9/9/2003           MOSHLP          79,000     $3,823.60         $0.05           Purchase

                                                                                     Open Market
     9/10/2003           MOSHLP         250,000     11,812.50          0.05           Purchase

                                                                                     Open Market
     9/11/2003           MOSHLP         100,000      4,730.00          0.05           Purchase

                                                                                     Open Market
     9/12/2003           MOSHLP          50,000      2,475.00          0.05           Purchase

                                                                                     Open Market
     9/15/2003           MOSHLP          19,664        973.37          0.05           Purchase

                                                                                     Open Market
     9/16/2003           MOSHLP           5,000        260.00          0.05           Purchase

                                                                                     Open Market
     9/17/2003           MOSHLP          20,000        990.00          0.05           Purchase

                                                                                     Open Market
     9/18/2003           MOSHLP         200,000      9,900.00          0.05           Purchase